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                                                                   EXHIBIT 10.14

                           ENSERCH EXPLORATION, INC.


                   DEFERRED COMPENSATION PLAN FOR DIRECTORS

     THIS PLAN, made and executed at Dallas, Texas by Enserch Exploration, Inc., a Texas corporation (the "Company"), is being established primarily for the purpose of providing members of the Enserch Exploration, Inc. Board of Directors the ability to defer receipt of all or part of their compensation for an ensuing calendar year.


                                      I.
                                  DEFINITIONS

     Whenever used herein, the following terms shall have the meaning Set forth below:

     (a) "Account" means the separate memorandum account maintained by the Company into which a Director's Annual Fee will be deposited if he or she elects to participate in the Plan.

     (b) "Adjustment Date" means the last day of each calendar quarter and such other dates as the Administrative Committee in its discretion may prescribe.

     (c) "Administrative Committee" means a committee composed of at least three individuals appointed by the Compensation Committee of the Board of Directors of the Company to administer the adjustment of participant accounts as provided herein, who shall serve in such office until death, resignation or removal by the Compensation Committee of the Board of Directors of the Company.

     (d) "Annual Fee" means the retainer and meeting fees paid to a Director for services rendered as a member of the Board of Directors of the Company, including fees for services on a committee.

     (e)  "Board of Directors" means the Board of Directors of the Company

     (f) "Competitive Business Entity" means any business, proprietorship, partnership, or corporation engaged in business activities in the same or similar markets in which the Company, its subsidiaries, and affiliates operate or plan to operate.

     (g)  "Director" means a member of the Board of Directors.

     (h) "Plan" means the Enserch Exploration, Inc. Deferred Compensation Plan for Directors, as set forth in this instrument and as it may hereafter be amended from time to time.

     (i)  "Parent" means ENSERCH Corporation, a Texas Corporation.
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     (1)  "Termination Date" means the date upon which a Director ceases to be a member of the Board of Directors.


                                      II.
                               PLAN DESCRIPTION

     A Director may elect to defer receipt of all or a specified part of his or her Annual Fee for each calendar year. The Company will maintain an Account for each participant into which the deferred portion of earned Annual Fee payments will be credited on the date the Director would otherwise be entitled to receive such fee.

     Each Director participating in the Plan may elect in the manner and at the time prescribed by the Administrative Committee to have his or her Account adjusted in one of the manners provided below:

          (a) Sums credited to the Account will accrue interest from the date they are credited at a rate equal to the prime rate of interest charged by Citibank, N.A., of New York City as of the first business day following each Adjustment Date. The accrued interest shall be credited to the Account on each Adjustment Date, and shall be subject to subsequent interest accruals.

          (b) Sums credited to the Account will be adjusted as of each Adjustment Date to reflect such gain, loss, and/or expenses incurred based upon the experience of investments selected by the Director for the investment of his or her Account and taking into account additional deferrals credited to and any distributions made from such Account since the last Adjustment Date. The Administrative Committee shall have sole and absolute discretion with respect to the number and type of investment choices made available for selection by Directors pursuant to this subparagraph (b) and the method by which adjustments are made. The designation of investment choices by the Administrative Committee shall be for the sole purpose of adjusting Accounts and the Company shall be under no obligation to invest or set aside any assets for the payment of benefits hereunder; provided, however, that the Company may invest a portion of its general assets in investments, including investments which are the same as or similar to the investment choices designated by the Administrative Committee and selected by Directors, but any such investment shall remain part of the general assets of the Company and shall not be deemed or construed to create a trust fund of any kind for or to grant a property interest of any kind to any Director, beneficiary or estate. The Administrative Committee shall notify the Directors of the investment choices available and the procedures for making and changing investment elections.

     The amount payable from a participant's Account shall be determined based upon the amount credited to such Account as of the Adjustment Date last preceding the date of payment plus any deferrals

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credited to and less any distributions made from such Account since such
Adjustment Date. The amount of each payment made with respect to an Account and any forfeiture amounts applied pursuant to Article X shall be deducted from the balance credited to such Account at the time of payment or forfeiture.

     The amount payable from a participant's Account, as determined in accordance with the preceding paragraph, will be distributed to the participant, in accordance with the participant's prior irrevocable election either (i) in annual installments over a 10-year period or (ii) in a lump sum, with such installments to begin or lump sum payment to be made, as soon as practicable following the participant's Termination Date.

     The Account of a participant who, subsequent to his or her Termination Date, becomes a proprietor, officer, partner, employee, or otherwise affiliated with a Competitive Business Entity may, if directed by the Board of Directors in its sole discretion, be paid immediately in a lump sum, including accumulated interest or as adjusted pursuant to subparagraph (b) above, to the participant.

     Upon the death of a participant, the balance of the Account, together with interest earned to date of payment or as adjusted pursuant to subparagraph (b) above, shall be payable to such beneficiary or beneficiaries as the participant shall have designated in writing to the Company (or to his or her estate if no such beneficiary has been designated) in full as soon as practicable following the date of his or her death.


                                     III.
                       ELECTION TO BECOME A PARTICIPANT

     A Director desiring to become a participant shall execute an "Election and Agreement to Defer Director's Compensation" as described and set forth in the attachment to this Plan, labeled Exhibit "A". This election shall be made in advance of the performance of services during the calendar year for which an election to participate in this Plan is being made and shall be irrevocable.


                                      IV.
                            TERMINATION OF ELECTION

     Participation in the Plan will be automatically terminated at the end of each calendar year unless the participant executes an election for the following year pursuant to Article III. All amounts credited to a participant's Account shall remain in the Account to be distributed or forfeited in accordance with the provisions of this Plan.

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                                      V.
                            MAINTENANCE OF ACCOUNT

     The Company shall maintain an Account on behalf of each participant in the form and manner prescribed by acceptable accounting standards, and shall make a report of same in writing within 90 days after the end of each year to each participant.


                                      VI.
                                 UNFUNDED PLAN

     This Plan shall be unfunded. Neither the Company nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under this Plan. Said amounts hereunder shall continue for all purposes to be a part of the general funds of the Company, and no person other than the Company shall, by virtue of the provisions of this Plan, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company. Any liability of the Company to any participant with respect to a payment to be made under this Plan shall be based solely upon any contractual obligations which may be created by or pursuant to this Plan; no such obligation shall be deemed to be secured by any pledge or any encumbrance on any property of the Company.


                                     VII.
                       AMENDMENT AND TERMINATION OF PLAN

     The Board of Directors may terminate this Plan at any time. A termination of the Plan shall be effective at the end of the calendar year in which the Directors vote to terminate the Plan. The Board of Directors may amend this Plan at any time.

     Any provision of this Plan to the contrary notwithstanding, no amendment to or termination of this Plan shall reduce the amounts actually credited to a participant's Account as of the date of such amendment or termination, or further defer the dates for the payment of such amounts, without the consent of the affected participant.

     The preceding provisions of this Article to the contrary notwithstanding, no action taken on or within two years following a Change of Control (as defined below) to amend or terminate this Plan shall be effective unless written consent thereto is obtained from a majority of the participants who were Directors immediately prior to such Change of Control.

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                                     VIII.
                          EFFECTIVE DATE AND DURATION

     This Plan shall become effective on January 1, 1996. This Plan shall remain in effect until it is terminated by the Board of Directors in accordance with Article VII above.


                                      IX.
                                 GOVERNING LAW

     This Plan and the rights of all persons under the Plan shall be construed in accordance with and governed by the laws of the State of Texas.


                                      X.
                      OPTION TO REQUEST IMMEDIATE PAYOUT

     In lieu of any other benefits or payments to be made pursuant to this Plan, each participant shall have the right at any time to elect a lump sum payment in an amount equal to:

     (a) the amount credited to the participant's Account, minus

     (b) a forfeiture amount equal to 20% of (a) above, provided, however, that if the election is made on or within two years following the date a Change of Control occurs, such forfeiture amount shall be determined substituting 10% for 20%.

     A "Change of Control" for purposes of this Plan means a change in control of the Parent of a nature that would be required to be reported in response to
Item 1(a) of the Securities and Exchange Commission Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or would have been required to be so reported but for the fact that such event had been "previously reported" as that term is defined Rule 12b-2 of Regulation 12B under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (I) any Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Parent representing 20% or more of the combined voting power of the Parent's then outstanding securities ordinarily (apart from rights accruing under special circumstances) having the right to vote at elections of directors ("Voting Securities"), or (ii) individuals who constitute the board of directors of the Parent on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Parent's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Parent in which such person is named as a nominee for director, without objection to such nomination) shall be, for

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purposes of this clause (ii), considered as though such person were a member of the Incumbent Board, or (iii) a recapitalization of the Parent occurs which results in either a decrease by 33% or more in the aggregate percentage ownership of Voting Securities held by Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) or an increase in the aggregate percentage ownership of Voting Securities held by non-Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) to greater than 50%, or (iv) the Parent and its affiliates do not collectively own voting securities of the Company representing sufficient votes to elect a majority of the members of the Company's Board of Directors, or the Company and its subsidiaries in the aggregate transfer substantially all of their assets in one or more transactions to any one or more persons or entities other than a direct or indirect subsidiary of the Company. For purposes of the preceding sentence, the term "Person" shall mean and include any individual, corporation, partnership, group, association or other "person", as such term is used in Section 14(d) of the Exchange Act, other than the Parent, a subsidiary of the Parent or any employee benefit plan(s) sponsored or maintained by the Parent or any subsidiary thereof, and the term "Independent Shareholder" shall mean any shareholder of the Parent except any employee(s) or director(s) of the Parent or any employee benefit plan(s) sponsored or maintained by the Parent or any subsidiary thereof.

     A participant's election for an immediate payout pursuant to this Article must be in the form of a written notice provided to the Administrative Committee. The Administrative Committee shall notify the Company of the election and the amount so determined shall be paid to the participant no later than 15 days following receipt of notice by the Administrative Committee. Any amount remaining credited to the participant's Account shall be forfeited at the time payment is made.

     IN WITNESS WHEREOF, this Plan has been executed on this 24th day of October, 1995 to be effective as of January 1, 1996.



                                    ENSERCH EXPLORATION, INC



                                    By  /s/ D. W. Biegler
                                        -------------------------
                                        Title: Chairman

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                                  EXHIBIT "A"


                           ENSERCH EXPLORATION, INC.
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS

            ELECTION AND AGREEMENT TO DEFER DIRECTOR'S COMPENSATION


     THIS AGREEMENT, made and entered into this _____ day of ___________, 19__, by and between _________________ (hereinafter referred to as "Director") and Enserch Exploration, Inc. (hereinafter referred to as "Enserch"), is for the purpose of Director becoming a participant in the ENSERCH EXPLORATION, INC. DEFERRED COMPENSATION PLAN FOR DIRECTORS (the "Plan").

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and other valuable considerations, Director and Enserch agree as follows:

     1. Director hereby elects to defer _________________(fill in "all" or a specified dollar amount or percentage for deferral of less than all) of his or her retainer and meeting fees payable for services as a Director, including fees for service on a committee, and participate to that extent in the Plan during the calendar year 19__. Director also elects that the sums hereby deferred shall be paid to him or her (check one)

          [_] in annual installments over a 10-year period, or

          [_] in a lump sum, all as provided in the Plan. (If neither box is checked, payments shall be made on an installment basis.)

     2. This election by Director shall be subject to the terms and conditions of the Enserch Exploration, Inc. Deferred Compensation Plan for Directors, which Plan is incorporated herein for all purposes as if fully set out and made a part of the body of this Agreement. Director agrees that this election to participate in the Plan will automatically terminate at the end of the calendar year designated in paragraph 1 above.
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                                    ______________________________________
                                    (Name of Director)


ATTEST:                             ENSERCH EXPLORATION, INC.


______________________________      By____________________________________
                                       Title:
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                                AMENDMENT NO. 1
                                    TO THE
                           ENSERCH EXPLORATION, INC.
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS
                   ----------------------------------------

     Pursuant to the provisions of Article VII thereof, the Enserch Exploration, Inc. Deferred Compensation Plan for Directors (the "Plan") is hereby amended, effective as of February 11, 1997, to add a new Article XI to the end thereof to read as follows:


                                      XI.
               ACCELERATED DISTRIBUTION OF RECLASSIFIED AMOUNTS

          In the event that the Internal Revenue Service formally assesses a deficiency against a participant on the grounds that an amount credited to the participant's Account hereunder (the "Reclassified Amount" earlier than the time payment otherwise would be made to the participant pursuant to this Plan, then the Company shall pay to such participant and deduct from such Account the Reclassified Amount.
     No payment or portion thereof made to a participant pursuant to this Article shall be subject to forfeiture as provided in Article X hereof.

     IN WITNESS WHEREOF, this Amendment has been executed this 11th day of February, 1997.


                                       ENSERCH EXPLORATION, INC.



                                       By /s/ T. M Hamilton
                                          ------------------------------
                                          Title: Chairman and President